UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT F 1934

Date of Report: August 16, 2007

Commission File Number: 333-137978

BUCKINGHAM EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

1978 Vine Street, Suite 502
Vancouver, British Columbia, Canada, V6K 4S1
(Address of principal executive offices)

(604) 737 0203
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On August 16, 2007 Buckingham Exploration Inc. (“Buckingham”) entered into a non-binding letter of intent with Proteus Mining Limited (“Proteus”) to acquire several subsidiaries of Proteus that hold 939 unpatented lode mining claims to include: 372 claims in Fremont County, 508 claims in Park County, 43 claims in Saguache County, 13 claims in San Juan County, and 3 claims in Teller County; all located near Cañon City, Colorado, USA.

In anticipation of reaching a binding agreement, Buckingham has paid $250,000 to Proteus. If a binding agreement is not reached by August 22, 2007 and if negotiations are not extended, Proteus is obligated to return the $250,000 to Buckingham.

There was no material relationship between Buckingham or its affiliates and Proteus other than in respect of the non-binding agreement entered into.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2007	BUCKINGHAM EXPLORATION INC.
(Registrant)

	By:	/s/ C. Robin Relph
President , Chief Financial Officer, Chief
Executive Officer, Principal Accounting
Officer